UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2019

IMMUNOMEDICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12104	61-1009366
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

300 The American Road Morris Plains, New Jersey	07950
(Address of Principal Executive Offices)	(Zip Code)

(973) 605-8200

Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A (this “Form 8-K/A”) is filed as an amendment to the Current Report on Form 8-K filed by Immunomedics, Inc. (the “Company”) under Items 5.02, 8.01 and 9.01 on February 25, 2019 (the “Original Form 8-K”). The Company had furnished a press release to report the Company’s results for the period ended December 31, 2018, as well as certain board and management team updates, as Exhibit 99.1 in Item 9.01 to the Original Form 8-K. Exhibit 99.1 in Item 9.01 to the Original Form 8-K inadvertently omitted the Company’s consolidated financial statements that were included in the press release issued by the Company. This Form 8-K/A is being filed to amend and restate in its entirety, and supersede, Item 2.02, Item 8.01, and Exhibit 99.1 in Item 9.01 of the Original Form 8-K. Item 5.02 of the Original Form 8-K has not changed. Other than including the financial statements at the end of Exhibit 99.1, there are no other changes to Exhibit 99.1 or the Company’s financial results for the period ended December 31, 2018. References to exhibits in this Form 8-K/A are references to the exhibit attached hereto and not to exhibits filed with the Original Form 8-K.

Item 2.02                                           Results of Operations and Financial Condition.

On February 25, 2019, the Company issued a press release announcing the Company’s results for the period ended December 31, 2018 as well as certain board and management team updates.  The full text of the press release is attached to this Form 8-K/A as Exhibit 99.1.*

Item 8.01                                           Other Events.

On February 25, 2019, the Company issued a press release announcing the Company’s results for the period ended December 31, 2018 as well as certain board and management team updates The full text of the press release is attached to this Form 8-K/A as Exhibit 99.1.*

Item 9.01 Financial Statements and Exhibits.

(d)The following exhibits are being filed herewith:

Exhibit No.	Exhibit
99.1	Press Release of Immunomedics, Inc., dated February 25, 2019, titled “Immunomedics Reports Results for Period Ended December 31, 2018, Strengthens Board and Announces Senior Leadership Changes”

* The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2019	By:	/s/ Usama Malik
Name: Usama Malik
Title: Chief Financial Officer